MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Day Presentation February 22, 2008 I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S EXHIBIT 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Investor Day Overview
N. James Tees
Chief Risk Officer
Max Capital Group Ltd.
Diversified Investment Strategy
W. Marston  (Marty) Becker
Chairman, & Chief Executive Officer
Max Capital Group Ltd.
Opening Remarks Followed by
Overview and Strategy of Max Capital Group Ltd.
Peter Minton
Chief Operating Officer
Max Capital Group Ltd.
Risk Management & Reserves
Angelo Guagliano
President & Chief Executive Officer
Max Bermuda Ltd.
Underwriting Operations and P&C Insurance
Joe Roberts
Chief Financial Officer
Max Capital Group Ltd.
Financial Results
Steve Vaccaro
Chief Executive Officer
Max Specialty Insurance Company
Overview of Max Specialty Insurance Company
W. Marston  (Marty) Becker
Closing Remarks
John Doucette
President – Reinsurance Division
Max Bermuda Ltd.
Chris Rutten
President – Life Reinsurance Division
Max Bermuda Ltd.
Life Reinsurance Operations
Reinsurance Operations

Max Capital Today
Global underwriter of specialty insurance and reinsurance focused on risk adjusted returns and book value growth
Operating subsidiaries in Bermuda, Ireland and United States
Highly experienced management and underwriting teams with proven track record through all market cycles
Over 200 employees worldwide
Diversified business mix balanced between insurance and reinsurance, long and short tail exposures and geographic spread of risk
Growth through opportunistic expansion and addition of product lines
Strategic initiatives focus on value creation through all product cycles
Portfolio approach to risk through integration of asset / liabilities for all transactions
Culture focused on risk and capital management
Custom pricing models for each class of business with emphasis on ROE
Total invested assets of $5.1 billion represents a 3.2:1 ratio of invested assets to capital deployed in a risk averse, enhanced return investment strategy
$1.6 billion of shareholders’ equity at December 31, 2007

Winning in A Softening Market
Strategy to provide stable 15%+ ROE’s plays well in soft market
Slightly lower ROE’s in good underwriting years, should do well in a softer market
Focus is on consistent growth of book value per share
Net income is more diversified, thus more sustainable
Underwriting revenues are not dependent on a single product or source
Insurance / Reinsurance, Short-tail / Long-tail
More balanced portfolio of risk means less reliance on current years underwriting
High and stable asset leverage provides a base
3.4x investable assets to surplus contributes 15% ROE (at 4.6% fixed asset return)
1 times greater leverage than peers provides 5% ROE advantage
Advantaged asset strategy creates additional earnings power
60 basis points higher expected return provides 2% additional ROE
High percentage of insurance ceded, transforms risky underwriting revenue into fees
A 10 point profit on almost $300 million of ceded premium adds a stable 2% ROE
Experienced / specialized underwriting teams hired for their ability / expertise
Strong underwriting talent leveraged by outstanding technology
Senior underwriters have 15 to 25 years of experience
Competitive expense structure

Straightforward, Well Capitalized Operating Entities
Max Bermuda Ltd.
www.maxbermuda.com
$1.42 Billion
Max Europe
Holdings Limited
www. maxeu.com
Max
Insurance
Europe
Limited
Max Re
Europe
Limited
Ireland
Bermuda
Max USA
Holdings Ltd.
$150 Million
USA
Max Capital Group Ltd.
www.maxcapgroup.com
Nasdaq: MXGL
$1.53 Billion
Switzerland
Swiss
Branch
Max Specialty
Insurance
Services
(Delaware)
Max California
Insurance
Services Ltd.
(California)
Max
Managers
USA  Ltd.
(Delaware)
Max Specialty
Insurance
Company
(Delaware)
www.maxspecialty.com

Experienced Management Team
Previous Experience Years Industry Experience
N. James Tees
Chief Risk Officer
Stockton Reinsurance Ltd                                        23
Coopers & Lybrand
W. Marston Becker
Chairman, & Chief Executive Officer
Trenwick 25
Royal Sun Alliance USA
Orion Capital
Peter Minton
Chief Operating Officer
Scudder Kemper Investments                                      24
General Reinsurance Company
Morgan Stanley
Angelo Guagliano
President & Chief Executive Officer
Max Bermuda Ltd.
XL                                                                29
Reliance National
Prudential Re
Joe Roberts
Chief Financial Officer
Overseas Partners Ltd                                            20
KPMG
Moore Stephens
Steve Vaccaro
Chief Executive Officer
Max Specialty Insurance Company
Essex Insurance Company                                         30

Property Insurance
Strategic Diversification & Expansion Of The Company
Traditional
Casualty Reinsurance
Property / Cat Reinsurance
$23.50 / share Common
Offering
2003
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
-
5%
200
400
600
800
1,000
1,200
1,400
32.2% 31.5%
31.8% 29.1% 23.5% 20.7%
10%
15%
20%
25%
30%
35%
40%
2002 2003 2004 2005 2006 2007
35.0%
Casualty Insurance
Bermuda / Dublin
Property / Cat
Reinsurance
$23.50 / share
Common Offering
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
2002 2004 2005 2006 2007

Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2004
Property
2003
Excess Liability
Professional Liability
Medical Malpractice
Reinsurance
2005
Property / Property -
Cat Reinsurance
2006
Aviation
2007
U.S. Excess
& Surplus Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – Peril

Diversified Product Offering
Operating Strategy
Focused on niches / specialties
Opportunities that reward our  specialized knowledge
and relationships
Marketing and distribution efforts that emphasize building
brand awareness
Dedication to customer service
Expand Excess and Surplus lines business in the U.S.
Manage property catastrophe aggregate exposure on a
1:250 year basis not to exceed 25% of beginning year equity
2008 Target – less than 20%
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Strong balance sheet supported by prudent reserving
practices
Maintain financial strength ratings and pursue an upgrade
Reinsurance purchased to manage exposures and pricing
cycles
State-of-the-art systems, risk controls
Capital allocated to maximize return on every transaction
Specialty Lines
Underwriting Operations
Enterprise Risk Management

Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Operating ROE > 15% in 4 of last 5 fiscal years, 2005 positive ROE despite Hurricanes KRW
Compound annual ROE of 14.8% over last 5 years
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Have a positive ROE in the bad years
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective – Grow Book Value / Create
Shareholder Value
Mean ROE vs Std Dev of ROE
Annual Data 2003 to 2007
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0% 5% 10% 15% 20% 25% 30% 35%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
PTP*
XL
IPCR*
MRH*
* 2007 ROE is based on annualized 9/30/07 information

5 Years Of Growth: Annualized ROE of 14.8%
Book Value Increased 88.5%
* Year of Hurricanes KRW.  Max was one of the few insurance/reinsurance companies among its peers that were profitable in 2005.
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
2003
2004
2005*
2006 2007
2%
6%
10%
14%
18%
22%
26%
30%
19.1%
17.0%
0.9%
16.8%
20.4%
$16.88
$19.70
$20.16
$23.06
$27.54

Efficient Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering -
launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt Offering -
launched U.S. Excess and Surplus Lines Insurance
Company
Manage exposures to preserve capital
Opportunistic share repurchases
$100 million of Repurchase Authorization
as of Feb. 12, 2008
Increased dividends each year since inception
($ in thousands)
$3,788
$5,487
$8,955
$14,273
$19,164
$3,095
$4,850
$7,360
$17,624
$114,755
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2003 2004 2005 2006 2007
Dividends $ 51,667
Share Repurchases 147,684
Total $199,351
2003- 2007 Summary

(1) Defined as share price appreciation plus reinvested dividends cumulatively over the time period, as of 2/8/2008.
(2) Note: Figures are calculated from the IPO date.
Source: Merrill Lynch
Cumulative Total Shareholder Returns
(1)
(2)
(2) (2)
1 Year
2 Years
5 Years
75.8%
37.4%
171.4%
150.1%
136.8%
104.5%
89.2%
81.3%
53.7%
47.2%
41.5%
6.4%
(18.9)%
S&P 500 S&P P&C MXGL ORH ACGL ENH AXS PRE RNR PTP AHL IPCR MRH
(5.1)% (4.9)%
(2.9)%
5.0%
5.7%
9.2%
15.5%
15.7% 16.0%
18.2% 18.8%
(23.2)%
(6.3)%
S&P 500 S&P P&C ENH MXGL AXS PRE AHL PTP RNR ACGL MRH ORH IPCR
(6.4)%
4.3%
11.2%
16.6%
26.8%
27.8%
31.8%
34.0%
39.5%
40.1%
56.9%
(13.6)%
9.3%
S&P 500 S&P P&C ORH AHL PRE ENH ACGL RNR AXS PTP MXGL IPCR MRH
Peer Comparison: Max Has Outperformed The S&P 500,  The S&P
Insurance Sub-Index And Many Of Its Peers Over The Past 5 Years

Underwriting Operations & P&C Insurance Angelo Guagliano

The Company Is Divided Into Four Underwriting Segments
P&C Insurance
– Insures primarily global Fortune 1000 clients offering Excess
Liability, Professional Liability, Property and Aviation coverages
P&C Reinsurance
– Offering traditional and alternative risk coverage to
reinsurance companies globally in Workers Comp, Med Mal, Excess Liability,
Professional Liability, Property, Energy, Marine and Aviation
Max Specialty
– U.S. E&S insurer with non-admitted paper, and with admitted paper expected in 2008, focused on small to middle market clients offering
Property, Excess Liability and Inland Marine coverage
Life & Annuity
– Provides reinsurance on closed blocks of Life, Disability,
Pre- need, Annuity and Structured Settlement products to mid-size and large life insurance companies globally

Diversified Premium Mix: A Key Differentiator
Property
Casualty
Insurance
Reinsurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Ariel Re
FSR
IPCR
VR
Lancashire
Ironshore
MRH
PTP
AWH
RNR
AHL
ENH
ACGL
AXS
PRE
TRH
RE
WTM
XL
ACE
Harbor
Point
Source: Merrill Lynch
Max Capital Group Ltd.
Bermuda Underwriters:

Diversified Revenue Sources / Product Lines
P&C Annual Gross Premiums Written
($ in millions)
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
0
100
200
300
400
500
600
700
800
900
1000
2004 2005 2006 2007 2008 Plan
Max Specialty
P&C Insurance
P&C Reinsurance
P&C Alternative
Revenue not dependent on single source
Capital & risk can be allocated rationally
$831
$971
$820
$776
$895
(+17%)
(-16%)
(-5%)
(+15%)

Experienced Senior Underwriters - Insurance
John Boylan
CUO-General Liability
XL Europe 26
AIG
Lou Adanio
CUO- Property
Endurance Specialty Insurance                                   28
Cambridge Risk
SCOR Reinsurance
Jim Gray
CUO-Professional Liability
XL 24
Zurich American Insurance Company
Lexington Insurance Company
Previous Experience Years Industry Experience
Olivier Marre
CUO-Aviation Insurance
La Reunion Aerienne 15
SITA

P&C Insurance
Exposure Type
Casualty
     General Liability 131,515 $          145,000 $
     Professional Liability 157,450 $          150,000 $
Total Casualty 288,965 $          295,000 $
Specialty
     Property 53,027 $            50,000 $
     Aviation 40,935 $            45,000 $
Total Specialty 93,962 $            95,000 $
Total Insurance 382,927 $          390,000 $
12/31/2007 2008 GWP Plan

Casualty Lines
General Liability / Excess Liability
Max Bermuda / Dublin Franchise
Excess of Loss – Minimum Attachment $10M / Maximum Limit $25M
Pharmaceuticals – Life Sciences
Healthcare – Long-term Care, Hospitals, Medical Products
Transportation – Freight Rails, Auto Mfgs, Truckers
Heavy Industrial
Construction – Project Wraps
Offer Multi-year / Single Limit Programs when terms and pricing are strong
Market Dynamics
Overall down 10% to 15%
Major Pharmaceuticals – Flat
Other Pharms – Mid-size flat to down 10% / Smaller down 15%
Long-term Care – Down 10% / Average, with few new competitors
Hospitals – Down 10% tp 20%
Rails – Flat
Auto Mfgs – Down 5% to 10%
Industrial – Down 5% to 10%

Casualty Lines
Professional Liability
Max Bermuda / Dublin Franchise
Excess of Loss – Minimum Attachment $20M / Maximum Limit $25M
Directors & Officers / Management Liability
Full coverage “Side ABC” / “Side A” only / Mgmt Liability for Professional Firms
Errors & Omissions
Specific Professions – Accountants / Consultants/ Lawyers
Employment Practices Liability
Primary
Excess
Market Dynamics
Directors & Officers
Stabilizing Market Capacity
Pricing Weakness for Non-FI Accounts
FI Accounts experiencing price increases along with tightening T&C due to Sub-prime
Errors & Omissions
Supply / Demand in balance
Stable to slightly decreasing pricing
EPLI
Stable to slightly decreasing pricing
Bermuda remains the preferred large account market

Specialty Lines
Property
Max Bermuda / Dublin Franchise
Excess of Loss & Pro-Rata
Fortune 1000, Energy, Large Regional & Builders Risk
Well engineered & protected risks
Influential risk management department / loss control
Accurate location level data
Attach above loss frequency
Evaluate loss history
Technical price determined for account by layer by using risk and catastrophe models
Actively manage cat aggregate
Market Dynamics
Restrictions on wind, earthquakes, flood and terrorism capacity (sublimits / exclusions)
Percentage deductibles on named windstorm & CA earthquake
Rates declining 15% to 20%; generally above technical price
Deductibles / Retentions generally holding at high levels

Specialty Lines
Aviation
Max Bermuda / Dublin Franchise
Excess of Loss and Quota Share
Major Airline Business
General Aviation
Market Dynamics
2007 difficult year for airlines
Pricing seems to have leveled
May be seeing rates reflect recent loss activity

Overview of P&C Reinsurance John Doucette

Experienced Senior Underwriters – Reinsurance
Previous Experience Years Industry Experience
John Doucette
President,
Reinsurance Division
Swiss Re 18
Tillinghast
David Kalainoff
CUO-Casualty Lines
Transatlantic Reinsurance                                       27
Firemans Fund
Continental Insurance
Adam Mullan
CUO-Specialty Lines
ACE 20
Marsh McLennan
Guy Carpenter

P&C Reinsurance
Exposure Type
Casualty
     Medical Malpractice 53,138 $    60,000 $
     Workers Compensation 49,197 $    45,000 $
     General Casualty 16,716 $    30,000 $
     Professional Liability 33,640 $    30,000 $
Total Casualty 152,691 $  165,000 $
Specialty
     Property 89,197 $    95,000 $
     Aviation 34,095 $    37,500 $
     Marine & Energy 47,077 $    33,500 $
     Other Traditional 7,016 $      14,000 $
     Whole Account - ART 15,080 $    5,000 $
Total Specialty 192,465 $  185,000 $
Total Reinsurance 345,156 $  350,000 $
12/31/2007 2008 GWP Plan

Casualty Lines
Medical Malpractice
Max Bermuda Franchise
Working Layer Excess of Loss
Physicians – Single state writers
Hospitals – Primary on Small facilities / Excess on Large
Retro Rated
Market Dynamics
Rate Reductions in Tort Reform Jurisdictions
Decrease in frequency
HPL Primary / low excess layers stable, High excess competitive
Workers Comp
Max Bermuda Franchise
Working Layer Excess of Loss and Cat Excess of Loss, Quota Share
Small to mid-sized, Regional Carrier Clients, State Funds
Market Dynamics
Loss Costs flat to down in Reform States
Reinsurance rates and capacity stable, primary rates declining
Frequency continues to decline but rising severity

Casualty Lines
General Casualty
Max Bermuda Franchise
Working Layer Excess of Loss and Quota Share
Public Entity, Auto Liability and Residential Contractors
Market Dynamics
Original rates softening
Public entity stable / residential contracting need to be cautious
General softening of terms and conditions
Professional Liability
Max Bermuda Franchise
Working Layer Excess of Loss and Quota Share
D&O and Errors & Omissions
Market Dynamics
Rates
Options backdating / Sarbanes effect
Impact of Sub-prime in 2    half 2007 and into 2008
nd

Specialty Lines
Property
Max Bermuda Franchise
Excess of Loss - Cat and Per Risk
USA Nationwide, USA Regional & International
Some stand-alone Florida exposure
Market Dynamics
Pricing on Nationwides & Regionals / pressure on signings
Florida Legislation / national cat fund
Kyrill / UK Floods / Australia / other International losses – not much impact
Aviation
Max Bermuda Franchise
Excess of Loss and Quota Share
Major Airline Business / General Aviation
Space
Market Dynamics
Original pricing softening
Reinsurance pricing not softening as much
Space market firming after losses in 2007

Specialty Lines
Marine & Energy
Max Bermuda Franchise
Quota Share & Excess of Loss
Onshore & Offshore Energy
Market Dynamics
Pressure on original rates worldwide
Reinsurance rates showing some softening
Other Lines
Max Bermuda Franchise
Terrorism, Agriculture and Whole Account
Excess of Loss and Quota Share
Market Dynamics
Some decline in rates / increased competition
Opportunistically look for attractive niches

Overview of Life Reinsurance Chris Rutten

Previous Experience
Life Reinsurance: Experienced Senior Underwriters
Years Industry Experience
Chris Rutten
President
Life Reinsurance Division
ING Reinsurance 23
Security Life of Denver
Art Palmer
Senior Vice President
Life Reinsurance Division
Avon Consulting 20
Chalke Inc.
Transamerica

Life Reinsurance: Long-Tail, Reserve Buy-Out Business
Closed block reserve buy-out transactions / almost no IBNR
Approximately 3 deals per year, varying sizes
Differentiated by:
Business focus
Detailed data focus
Strong actuarial analysis
Client and intermediary relationships
Execution strengths
Strong terms and conditions – integrated with underwriting
Transparency
Speed of completion
Financial performance
Investment strategy – integrated with underwriting
Operational expense efficiencies
Profitability of existing book
Not pursuing conventional mortality risk premium business

Life Reinsurance: A Profitable Niche Business
Specialize in
Investment spread business
Asset heavy – mostly paid-up policies
Predictable cash flows – long duration
Minimal policyholder optionality
Portfolio benefits
Balance between longevity, mortality and
health
Small policies
Diversified client base – largest client is 30%
Business flow
Target North America & European Life,
Health and Annuity Companies
Deal flow timing and size is seller driven
Reserves Under Management 12/31/2007
$1.3 billion
64%
10%
16%
10%
Pension Annuity
Health
Life
Other

36 Life Reinsurance: Premiums And Deposits 0 50 100 150 200 250 300 350 2003 2004 2005 2006 2007 $123 $211 $272 $44 $302 US$ millions 3 3 1 6 2 Number of transactions

Life Reinsurance: Position Within Max
Compelling strategic fit to Max
Increase assets under management – founding strategy of Max
Earnings diversification – long term income base through pricing cycles
Business growth without crowding out capacity
Profitable revenue growth in softening P&C markets
2000 – 2007
23 transactions completed with 15 counterparties
Premiums and deposits in excess of $1.5 billion
Reserves Under Management of $1.3 billion

Life Reinsurance: No Surprises In Business
Benign reinsurance business
“Fixed” policy liabilities – virtually no interest sensitive products
Full control over assets
Simple reinsurance arrangements – very few tax, accounting, regulatory or other complexities
Diligent underwriting
Policies not newly underwritten – we know what we have
Historic experience data – at individual policy level
Information provided – subject to contractual warranties
Data independently verified for accuracy
Peer reviews of pricing mechanics and assumptions
Strong administrative and reporting requirements
Ongoing post-underwriting reporting and data audits

Life Reinsurance: Helpful Analytics?
It is a spread business
No earnings recognized at inception of a deal
Life reserves are
Discounted with reserving interest, which accrues every period
Locked-in per policy (except claims reserves and FAS97)
Income emerges from: investment performance, expense performance and actuarial liability performance – all relative to pricing expectations
Net investment margins generally dominate income
2007 performance
Outperformed on the investment side (2006: slightly behind)
Expense and actuarial liability performance off by $0.5 million (2006 ahead by over $5 million)
2007 transactions written in favorable environment for investment margins
4   quarter “losses and benefits” net of “premiums written” impacted by
Increased reserves under management - sales in Q3 and Q4
Reserve true-ups concentrated in 4  quarter
th
th

Max Specialty Insurance Company Steve Vaccaro

Max Specialty: Experience
Mike Miller
SVP – Marine – Max Specialty
Firemans Fund 24
William H McGee
Previous Experience Years Industry Experience
Bryan Sanders
EVP – Contract Binding – Max Specialty
E&S Division, Hilb, Rogal, & Hobbs 25
Dominion Specialty Group
John Hahn
SVP – Brokerage Division – Max Specialty
Essex Insurance Company 15
Buddy Anckner
President – Casualty Division
Max Managers USA
Max Bermuda                                                      25
XL Capital
Steve Vaccaro
CEO - Max Specialty
Essex Insurance Company                                         30

Max Specialty Insurance Company
Start up operation 2007 - Max Specialty acquired April 2007
Nationwide E&S Underwriter of Property, Casualty and Marine insurance, focused on profitable excess and surplus lines segment of the commercial insurance industry
Proven management team with a consistent record of profitability – instant marketplace credibility
Licensed in Delaware and operating on a surplus lines non-admitted basis in 46 other states.
Approvals pending in California, Colorado and New Hampshire
Producer base of a select group of wholesale brokers and regional MGA’s with whom management has enjoyed close relationships for 20+ years
Current employees – approximately 90
Differentiated client base and distribution network vs Bermuda and Dublin
Affiliated service company in San Francisco
MGU – Max Managers located in New York and Northern California
Two distinct channels for business – brokerage and contract binding, providing stability through all market cycles
2007 Gross Premium Written - $48 Million
2008 Plan Gross Premium Written - $155 Million
Experienced underwriting staff in all product lines with proven track records of profitable growth
Having 3 divisions should allow us to manage market cycles

Underwriting: Overview / Products
Significant Product Diversification allows us to reallocate resources as market cycles change
Brokerage
Property catastrophe exposed-layered accounts (maximum gross policy limit per risk expected to be $5 MM; maximum net exposure per risk expected to be $750,000)
Property non-catastrophe exposed
Middle market Property & Casualty
Brokerage Casualty
Umbrella and X/S liability
Inland marine
Ocean marine
Marine
Inland Marine
Ocean Marine
MGA / Contract Binding
Property non-catastrophe exposed
Casualty
Inland marine
Umbrella and X/S liability
MGU / Max Managers USA
Casualty insurance for healthcare
industry clients
Other coverages to follow over time

Relationships And Risk Management
Core Distribution (Long time close relationships)
80 Wholesale Brokers with 20 year track records/relationships (Brokerage Division)
83 Managing General Agencies (Contract Binding Division)
Underwriting transparency with limited authority and real time aggregation and monitoring
MGA – business closely managed and audited for compliance to underwriting authority levels
Offices in:
Richmond, VA San Francisco, CA
New York, NY Horsham, PA
Atlanta, GA Dallas, TX
Underwriting Discipline
Underwriting profit, not top line growth for the sake of marketshare
Compensation reward based on underwriting profit and ROE
Known as a company with strong underwriting skills to solve a client’s insurance problem. Offers alternatives rather than declinations.

Diversified Investment Strategy N. James Tees

Diversified And Strategic Asset Allocation
Average quality of AA / Maximum Baa of 2%
Diversification by sector and issuer
No CDO’s, CLO’s, SIV’s or other highly
structured securities
Duration and currency matched to liabilities
Portfolio externally managed by investment
managers who compete for assets based
on performance
Diversification by strategy with
concentration limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free
rates with bond like volatility
Rigorous manager selection and monitoring
process
Hedge fund accounting requires quarterly
mark to market to flow through operating
income
0%
5%
10%
15%
20%
25%
30%
35%
40%
Distressed Diversified Equity
Long / Short
Event Driven
Arbitrage
Global
Macro
Credit
Long / Short
Emerging
Markets
Fixed Income
Arbitrage
Opportunistic
Tsy / Agy
Aaa Aa
Baa
Investment Portfolio:
Traditional       Alternative
Allocation 79% 21%
Target 80% 20%
Alternative investments part of “capital” Fixed maturities portfolio supports reserves

Investment Strategy: Risk Averse Enhanced Returns
Standard Deviation
60 Months
as of December 31, 2007
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS
(Max Fund of  Funds)
Max Total Portfolio
S&P 500
MFIX MLMBI MDS SP500
MAX
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
-4.5
-5
-5.5
-6
-6.5
-7
-7.5
-8
-8.5
-9
-3.24
-3.65
-4.34
-8.61
-3.05
Annual Return
60 months
as of December 31, 2007
MFIX MLMBI MDS SP500 MAX
12.5
12
11.5
11
10.5
10
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.99
4.49
10.98
12.12
6.40

Investments With Exposure To Sub-prime And Alt-A
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Over-collateralization on most is growing, and has increased in the last 3 months
Through December 31 default and delinquency rates are generally in the low single digits to low teens range
At December 31, 2007, unrealized loss is approximately $4.2 million
Alternative asset portfolio net short sub-prime at December 31, 2007
Based upon stress testing, we expect no principal losses from sub-prime-backed bonds
($ millions)
Assets with Sub prime content Weighted AA Amortized Market Value
Average Life Senior Junior Cost
Subprime Exposure
Pre-2005 3.5 7.8 $                  0.5 $                          2.6 $                    10.9 $                  10.6 $
2005 2.4 3.3 $                  - $                         3.4 $                    6.7 $                    6.4 $
2006 3.0 32.9 $               5.0 $                          - $                    37.9 $                  34.9 $
2007 3.3 2.5 $                  - $                         - $                    2.5 $                    2.3 $
Total Subprime Exposure 3.0 46.5 $               5.5 $                          6.0 $                    58.0 $                  54.2 $
Alt-A Exposure
Pre-2005 4.2 7.1 $                  - $                         - $                    7.1 $                    7.0 $
2005 1.7 - $                  20.6 $                       - $                    20.6 $                  20.5 $
2006 1.4 6.9 $                  10.0 $                       - $                    16.9 $                  16.8 $
2007 3.0 4.5 $                  - $                         - $                    4.5 $                    4.4 $
Total Alt-A Exposure 2.1 18.5 $               30.6 $                       - $                    49.1 $                  48.7 $
SUBPRIME + ALT- A Exposure
2.6
65.0 $               36.1 $                       6.0 $                    107.1 $               102.9 $
Outstanding Exposure by Vintage
AAA

Risk Management & Reserves Peter Minton

Managing Risk For Maximum Reward

CAPITAL CAPITAL
By measuring and managing risk across the balance sheet . . .
Product
Mix,
Returns &
Volatility
Asset Mix,
Returns & Volatility
Retrocession
and
Reserving
Dividends & Leverage
…we can maximize shareholder value.

Leading Edge Risk Management
State-of-the-art Enterprise Risk Management System (ERMs)
Integrated asset and liability risk management and accounting platform
Deals are tracked and modeled from submission through termination
Probability of surplus decline key measure
Policy is to manage probable maximum loss to:
$300 million Cat / $100 million Aviation / $40 - $60 million other
Allocating capital to maximize return
Capital is allocated based upon downside risk
Risks are carefully analyzed & modeled – every risk has a model
Every transaction priced to target ROE
Aggregation / accumulations tracked
Across insurance, reinsurance, & assets
Reinsurance is purchased to manage:
Line size
Clash / contagion
Aggregation of exposure

A Robust Reserving Process
Actuarial work done at time of pricing serves as foundation
Frequency / severity or loss ratio picks
Deal structure models
Updated information posted by claims and accounting departments via
ERMs
Quarterly internal actuarial reserving review
Presented to Audit committee
Selected transactions greater than $10 million are reviewed by external auditors
99% coverage on insurance transactions
90% coverage on reinsurance transactions
“Best Practice” annual review performed by external actuarial firm
Reserves set internally
Ground-up review performed by Ernst & Young actuaries
Final review, testing and attestation by KPMG actuaries
Favorable commutations of transactions in 2003, 2004, 2005, 2006 and 2007
High Percentage of IBNR in our insurance reserves

Stable Long Duration Liabilities Compliment Underwriting
Gross Reserves & Deposits by Risk Category
Structured
17.9%
Life
34.0%
Insurance
22.9%
Alternative
1.4%
Traditional
23.7%
Gross Reserves & Deposits by Exposure Type
PL
20.1%
Annuity
21.5%
StrStl
2.2%
Preneed
1.7%
Aviation
1.9%
Prop
2.7%
WA
12.9%
WC
10.9%
Disability
4.4%
Indl Life
3.9%
GL
12.3%
MM
3.1%
M&E
2.0%
% age # of
Exposure Type Exposure Deals
Aviation 1.91 693
Marine, & Energy 2.02 77
General Liability 12.33 610
Medical Benefits 0.06 19
Medical Malpractice 3.07 193
Professional Liability 20.10 1604
Property 2.70 1410
Whole Account 12.86 41
Workers Compensation 10.91 367
Total P&C 65.97 5014
Total P&C Reserves 2,479,102
Disability 4.40 7
Indl Life 3.93 3
Post Retirement Medical 0.24 1
Preneed 1.70 1
Structured Settlements 2.23 1
Annuities 21.52 3
Total Life 34.03 16
Total Life Reserves 1,278,797
Total Reserves 3,757,899
Average Size - P&C 494,436
Largest P&C Deal 315,000,000
Average Size - Life 79,924,842
Largest Life Deal 468,425,838

Financial Results Joe Roberts

Profitable Financial Trends Despite Hurricanes In 2005
Gross Premiums Written
($ in millions)
P&C Combined Ratio
Operating Earnings Per Share (Diluted)
Operating ROE
$1,010
$1,044
$1,246
$865
$1,078
0
$300
$600
$900
$1,200
$1,500
2003
2004
2005 2006
2007
Life $108 Life $212 Life $275 Life $45
Life $302
88%
86%
106%
94%
100%
0%
20%
40%
60%
80%
100%
120%
2003
2004
2005 2006
2007
$2.58
$2.70
$3.52
$4.81
$-
$1.00
$2.00
$3.00
$4.00
$5.00
2003
2004
2005 2006
2007
$0.19
2003
2004
2005 2006
2007
16.5%
15.8%
17.3%
20.7%
0%
5%
10%
15%
20%
25%
1.0%

A Growing, Global Insurance / Reinsurance Company
Invested Assets (Ratio to Shareholders’ Equity)
Operating Cash Flow
Shareholders’ Equity (Book Value per Share)
Dividends Per Share
($ in millions)
$2,637
(3.5:1)
$3,515
(3.9:1
$4,223
(3.6:1)
$4,536
(3.3:1)
$5,123
(3.2:1)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2003 2004 2005 2006 2007
$397
$607
$395
$529
$443
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007
$763
($16.88)
$903
($19.70)
$1,186
($20.16)
$1,390
($23.06)
$1,584
($27.54)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2003 2004 2005 2006 2007
$0.09
$0.12
$0.18
$0.24
$0.32
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
2003 2004 2005 2006 2007

Gross Premiums Written - $1,045 billion
2008 Est. 2007 Actual
Property & Casualty Insurance $390 million $383 million
Property & Casualty Reinsurance $350 million $345 million
Max Specialty $155 million $  48 million
Life & Annuity Reinsurance $150 million $302 million
Combined Ratio
Property & Casualty Insurance 88% 86%
Property & Casualty Reinsurance 92% 84%
Max Specialty
120% (57% loss ratio)
530% (82% loss ratio)
Operating Earnings Per Share (diluted)
$3.90 -
$4.20                $4.81
Alternative investments return
8% 16.97%
Key Assumptions
2008 Guidance
No reserve releases/commutations
Continued capital management –
share repurchases
No acquisitions
Normal catastrophes (P&C combined ratio
includes approx. 4%-6% for normally
expected catastrophes)

Leverage
Assets to Surplus: 3.4x
P&C Reserves to Surplus: 2.3x
P&C Premium to Surplus:  0.4x - 0.6x (Gross)
0.3x – 0.4x (Net)
Max’s Expected 2008 Risk / Reward Position
Asset & Underwriting Assumptions
Asset Mix (Cash/FI/MDS):  5%/75%/20%
Asset Return (Cash/FI/MDS):  4.4%/5.0%/8.0%
Total Combined Ratio: 91% – 93%
Max Capital Group - Cumulative ROE Distribution - Total Book
-30
-20
-10
0
10
20
30
40
1 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 99
Probability of Being at or Below ROE
Property
Loss Ratio
ROE
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
11.8%
12.5%
13.1%
13.8%
14.5%
15.1%
15.8%
16.4%
17.0%
17.7%
18.3%
18.9%
86.9% 17.0%
87.9% 16.7%
88.9% 16.3%
88.9% 15.9%
90.9% 15.5%
91.9% 15.1%
92.9% 14.7%
93.9% 14.2%
94.9% 13.8%
95.9% 13.3%
96.9% 12.9%
97.9% 12.4%
12.5% 18.8%
32.5% 17.0%
52.5% 15.1%
72.5% 13.2%
92.5% 11.2%
112.5% 9.2%
132.5% 7.2%
152.5% 5.1%
172.5% 2.9%
192.5% 0.7%
212.5% -1.5%
232.5% -3.8%
MDS
Return
ROE
Combined
Ratio
ROE

Gross Premiums Written $1,078 $865
Net Premiums Earned $818 $665
Net Investment Income 188 150
Net Gains on Alternative Investments 187 85
Net Realized Gains (Losses) on Sale of Fixed Maturities (4) (6)
Other Income 1 1
Total Revenues 1,190 895
Total Losses, Expenses & Taxes 887 678
Net Income $303 $217
Property & Casualty Underwriting
Loss Ratio 64% 68%
Expense Ratio 24% 18%
Combined Ratio 88% 86%
Year-End Results
2006
($ in millions)
2007

Cash & Fixed Maturities $4,061 $3,470
Alternative Investments 1,062 1,066
Premium Receivables 433 391
Losses Recoverable 578 538
Other Assets 403 384
     Total Assets $6,537 $5,849
Property & Casualty Losses $2,334 $2,335
Life & Annuity Benefits 1,204 896
Deposit Liabilities 221 204
Funds Withheld 169 255
Unearned Premium 440 436
Bank Loan 330 210
Senior Notes 100 -
Other Liabilities 155 123
     Total Liabilites $4,953 $4,459
Shareholders' Equity $1,584 $1,390
$6,537 $5,849
Strong Balance Sheet
December 31, 2006 December 31, 2007
($ in millions)

Supplemental Investment Data – December 31, 2007
Past Performance should not be considered to be a reliable indicator of future performance
Fair Value Investment Last Year Last
(in 000's) Distribution 3 Months to Date 60 months*
Cash and Fixed Maturities 4,060,883 $           79.3% 1.86% 5.11% 3.99%
Commodity Trading Advisers - $                       0.0% 0.00% 6.63% 7.31%
Distressed Securities 168,050 3.3% 5.28% 15.74% 21.52%
Diversified Arbitrage 161,870 3.2% -3.47% 15.87% 8.12%
Emerging Markets 98,882 1.9% 3.33% 18.53% 18.36%
Event-Driven Arbitrage 170,563 3.3% 8.14% 36.14% 18.32%
Fixed Income Arbitrage 32,265 0.6% 8.78% 25.04% 8.71%
Global Macro 69,092 1.3% 6.48% 13.67% 9.89%
Long / Short Credit 51,512 1.0% 1.19% 3.41% 10.32%
Long / Short Equity 269,959 5.3% 8.94% 26.94% 11.75%
Opportunistic 35,600 0.7% 2.73% 20.38% 19.37%
MDS *** 1,057,793 20.6% 4.11% 16.78% 10.98%
Reinsurance Private Equity 3,941 0.1% 68.23% 97.33% 8.81%
Alternative Investments 1,061,734 $           20.7% 4.27% 16.97% 10.28%
Total Investments 5,122,617 $           100.0% 2.45% 10.38% 6.40%
Alternative Investment Return Data **: MDS Performance History *** – 60 months ended December 31, 2007
Largest monthly gain 4.15% Largest monthly loss (2.04%)
Largest quarterly gain 6.07% Largest quarterly loss (2.72%)
Average monthly gain 1.40% Average monthly loss (0.83%)
Average quarterly gain 3.56% Average quarterly loss (0.89%)
Months with a gain 46 Months with a loss 14
Quarters with a gain 16 Quarters with a loss 4
% of months with a gain 77% Quarterly standard deviation 2.47%
% of quarters with a gain 80% Annual standard deviation 4.35%
Largest drawdown **** (5.04%)
Monthly performance
2003 2004 2005 2006 2007
January
1.63% 1.75% 0.16% 2.75% 1.28%
February
1.40% 1.28% 1.69% 0.39% 1.50%
March (0.18%) 1.18% (0.61%) 1.22% 1.90%
April 2.03% 0.03% (0.65%) 1.89% 2.30%
May 3.02% (0.87%) (0.68%) (1.74%) 2.59%
June 0.92% 0.70% 1.20% (0.66%) 0.85%
July (0.24%) 0.03% 1.33% (0.71%) 0.99%
August 0.96% (0.02%) 0.98% 0.02% (1.62%)
September 2.63% 0.04% 1.84% (2.04%) 1.85%
October 0.98% 1.04% (1.45%) 1.37% 4.15%
November 0.56% 2.54% 0.61% 1.81% 0.10%
December 1.85% 1.74% 1.37% 1.96% (0.13%)
Quarterly performance
Q1 2.88% 4.27% 1.22% 4.41% 4.75%
Q2 6.07% (0.15%) (0.14%) (0.54%) 5.83%
Q3
3.37% 0.06% 4.21% (2.72%) 1.18%
Q4
3.43% 5.41% 0.51% 5.22% 4.11%
Annual return
16.67% 9.81% 5.88% 6.30% 16.78%
*  Annualized
**The percentages shown under thealternative investment return data relate only to the performance of our alternative investments held by MDS.
*** Net of all fees
**** Largest drawdown represents the largest decline in value between two NAV peak values.
Periodic Rate of Return

Final Remarks W. Marston (Marty) Becker

Winning in A Softening Market
Strategy to provide stable 15%+ ROE’s plays well in soft market
Slightly lower ROE’s in good underwriting years, should do well in a softer market
Focus is on consistent growth of book value per share
Net income is more diversified, thus more sustainable
Underwriting revenues are not dependent on a single product or source
Insurance / Reinsurance, Short-tail / Long-tail
More balanced portfolio of risk means less reliance on current years underwriting
High and stable asset leverage provides a base
3.4x investable assets to surplus contributes 15% ROE (at 4.6% fixed asset return)
1 times greater leverage than peers provides 5% ROE advantage
Advantaged asset strategy creates additional earnings power
60 basis points higher expected return provides 2% additional ROE
High percentage of insurance ceded, transforms risky underwriting revenue into fees
A 10 point profit on almost $300 million of ceded premium adds a stable 2% ROE
Experienced / specialized underwriting teams hired for their ability / expertise
Strong underwriting talent leveraged by outstanding technology
Senior underwriters have 15 to 25 years of experience
Competitive expense structure

I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Day Presentation February 22, 2008